Subsequent events	12 Months Ended
Sep. 30, 2023
Subsequent events
Subsequent events

Note 36. Subsequent events

Since 30 September 2023, the Board has determined to pay a fully franked final dividend of 72 cents per fully paid ordinary share. The dividend is expected to be $2,527 million. The dividend is not recognised as a liability at 30 September 2023. The proposed payment date of the dividend is 19 December 2023.

The Board has determined to satisfy the DRP for the 2023 final dividend by arranging for the purchase of existing shares by a third party. The market price used to determine the number of shares allocated to DRP participants will be set over the 15 trading days commencing 15 November 2023 and will not include a discount.

In addition to the final dividend, Westpac has also announced its intention to undertake an on-market buy-back of up to $1.5 billion worth of Westpac shares.

No other matters have arisen since the year ended 30 September 2023 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.